                                                                   Exhibit 10.26

                         REGISTRATION RIGHTS AGREEMENT


     THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is entered into as of April 3, 2001 ("Effective Date") between STRATEGIC SOLUTIONS GROUP, INC., a Delaware corporation (the "Company"), and THOMAS STONE (the "Investor").

                                   RECITALS

     A. The Investor has executed a Subscription Agreement of even date hereof ("Subscription Agreement") for the purchase of "Units", with each Unit consisting of 50,000 shares of the Company's common stock, par value $.0001 (the "Common Stock") and a Convertible Subordinated Debenture for the principal amount of Twenty Five Thousand Dollars ($25,000) (the "Debenture").

     B. The Company has agreed to enter this Agreement with each investor (collectively, "Investors") that subscribes to purchase Units pursuant to a Subscription Agreement in substantially the form executed by the Investor.

     NOW, THEREFORE, in consideration of these premises, the terms and conditions set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the Company and the Investor agree as follows:

     1.   Registration.
          ------------

          (a)    Agreement to Register.  The Company covenants and agrees to
                 ---------------------
cause the Investor's Common Stock and the Registrable Securities (as defined below) to be registered with the Securities and Exchange Commission ("Commission") under the Securities Act of 1933 (the "Securities Act"), within 365 days from the Effective Date ("Registration Deadline"). The securities entitled to the benefits of this Agreement ("Registrable Securities") are (i) the shares of Common Stock subscribed and purchased by the Investor pursuant to the Subscription Agreement, and (ii) any securities issued or issuable upon the Investor's conversion of the Debentures (and after giving effect to any stock split, recapitalization, reclassification, merger, consolidation or exchange offer). For purposes of this Agreement, a Registrable Security ceases to be a Registrable Security when it has been sold or distributed to any person pursuant to Rule 144 of the Securities Act.

          (b)    Procedure and Duration.  The Company will prepare and file with
                 ----------------------
the Commission the necessary registration statement, amendments, supplements and other filings (collectively, "Registration Statement") for an offering to be made covering the resale by the Investors thereof of all the Registrable Securities. The registration will be on Form S-3 or another appropriate form permitting registration of such Registrable Securities for resale by the Investors. The Company will cause the Registration Statement to remain continuously effective under the Securities Act for a period of thirty (30) days (the "Effectiveness Period").

     2.   Failure to Register.  In the event that the Registration Statement is
          -------------------
not declared
effective by the Commission on or before the Registration Deadline, then the Company shall pay to the Investor an amount equal to three percent (3%) of the Investor's original purchase price of the Registrable Securities per month, for each month that the Registration Statement has not been declared effective. Payment of amounts due and owing under this Section 2 shall be payable by the Company within thirty (30) days of its receipt of a written demand from the Investor.

     3.     Company Covenants.
            -----------------

     (a) If the Registration Statement ceases to be effective for any reason at any time during the Effectiveness Period (other than because of the sale of all of the securities registered thereunder), the Company will obtain the prompt withdrawal of any order suspending the effectiveness thereof, and will within thirty (30) days of such cessation of effectiveness amend the Registration Statement in a manner reasonably expected to obtain the withdrawal of the order suspending the effectiveness thereof, or file an additional Registration Statement covering all of the Registrable Securities (that have not otherwise been sold or transferred).

     (b) The Company will supplement and amend the Registration Statement if required by the rules, regulations or instructions applicable to the registration form used by the Company, if required by the Securities Act, or if reasonably requested by the Investors holding a majority in aggregate principal amount of the Registrable Securities ("Majority Registrable Investors").

     (c) The Company will notify the Investors (providing, if requested by any such persons, confirmation in writing) as soon as practicable after becoming aware of: (A) the filing of the Registration Statement or any post-effective amendment thereto; (B) any request by the Commission for amendments or supplements to such Registration Statement or for additional information; (C) the receipt by the Company of any notification with respect to the suspension of the qualification or registration (or exemption therefrom) of any Registrable Securities for sale in any jurisdiction in the United States or the initiation or threatening of any proceeding for such purposes; or (E) the happening of any event that makes any statement made in such Registration Statement or any supplement, amendment or document incorporated therein by reference untrue in any material respect or that requires the making of any changes in such Registration Statement or in any such supplement, amendment or other such document so that it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

     (d) As soon as practicable after filing such documents with the Commission, the Company will furnish to the Investor, without charge, at least one manually signed or conformed copy of the Registration Statement and any post-effective amendment thereto, including financial statements and schedules; and as soon as practicable after the request of any Investor furnish to such Investor at least one copy of any document incorporated by reference in such Registration Statement or in any supplement or amendment, together with all exhibits thereto (including those previously furnished or incorporated by reference).

     (e) The Company will cooperate with the Investors and their respective counsel in connection with the registration or qualification (or exemption therefrom) of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions in the United States as the Investor will reasonably request in writing; and do any and all other acts and things reasonably necessary or advisable to facilitate the disposition in such jurisdictions of the Registrable Securities covered by such Registration Statement; provided that the Company will not be required to qualify generally to do business in any jurisdiction where it would not be required to qualify but for this Agreement.

     (f) The Company shall make available for inspection during reasonable business hours by the Investor, and any attorney, accountant or other representative retained by such selling Investor (provided that no more than two law firms and one accounting firm will be retained by the Investor) all pertinent financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such underwriter, attorney, accountant or other representative in connection with such registration; provided, however, that if any information is determined in good faith by the Company to be of a confidential nature at the time of delivery of such information, then prior to delivery of such information, the Company and the Investor will enter into a confidentiality agreement reasonably acceptable to the Company and the Investor.

     4.     Investor Covenants.  The Investor hereby covenants and agrees to use
            ------------------
its best efforts to cooperate with the Company in all reasonable respects in connection with the preparation and filing of the Registration Statement in which such Registrable Securities are included or requested to be included.

     5.     Registration Expenses.  All expenses incident to the Company's
            ---------------------
performance of or compliance with this Agreement, including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications or registrations (or the obtaining of exemptions therefrom) of the Registrable Securities), printing expenses, messenger and delivery expenses, internal expenses, fees and disbursements of its counsel and its independent certified public accountants, securities acts liability insurance (if the Company elects to obtain such insurance), reasonable fees and expenses of any special experts retained by the Company in connection with any registration hereunder and reasonable fees and expenses of other persons retained by the Company (all such expenses being herein referred to as "Registration Expenses"), will be borne by the Company; provided that Registration Expenses will not include any commissions or fees attributable to the sale of the Registrable Securities or fees and expenses of counsel for any Investor or out-of-pocket expenses of any Investor which will be paid by the Investor as incurred.

     6.     Indemnification; Contribution.
            -----------------------------

            (a)  Indemnification by the Company.  The Company will indemnify, to
                 ------------------------------
the full extent permitted by law, each Investor holding Registrable Securities and any investment adviser thereof or agent therefor, against all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation and legal expenses) arising out of or based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement covering any Registrable Securities, or any amendment or supplement thereto, or any omission or alleged omission to state in any thereof a material fact required to be stated therein or necessary to make the statements therein not misleading, except in each case insofar, but only insofar, as the liability arises out of or is based upon an untrue statement or alleged untrue statement of a material fact or an omission or alleged omission to state a material fact in such Registration Statement, amendment or supplement, as the case may be, made or omitted, as the case may be, in reliance upon and in conformity with written information furnished to the Company by such Investor expressly for use therein. This indemnity is in addition to any liability that the Company may otherwise have.

            (b)  Indemnification by Investor of Registrable Securities.  Each
                 -----------------------------------------------------
Investor whose Registrable Securities are covered by an applicable Registration Statement must furnish to the Company in writing such information and affidavits with respect to such Investor as the Company reasonably requests for use in connection with such Registration Statement, or any amendment or supplement thereto, and will indemnify, to the full extent permitted by law, the Company, the Company's directors, officers, employees and agents, each person or entity who controls the Company (within the meaning of the Securities Act) and any investment adviser thereof or agent therefor, against all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation and legal expenses) arising out of or based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement covering any Registrable Securities, or any amendment or supplement thereto, or any omission or alleged omission to state in any thereof a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that the same arises out of or is based upon an untrue statement or alleged untrue statement of a material fact or an omission or alleged omission to state a material fact in such Registration Statement, amendment or supplement, as the case may be, made or omitted, as the case may be, in reliance upon and in conformity with written information furnished to the Company by such Investor expressly for use therein; provided, however, that in no event will the liability of any Investor for indemnification under this Section 6(b) exceed the proceeds received by such Investor from the sale of Registrable Securities under the applicable Registration Statement. This indemnity is in addition to any liability that an Investor may otherwise have.

          (c)    Conduct of Indemnification Proceedings.  Any party entitled to
                 --------------------------------------
indemnification under this Section 6 agrees to give prompt written notice to the indemnifying party after the receipt by such party of any written notice of the commencement of any action, suit, proceeding or investigation or threat thereof made in writing for which such party will claim indemnification or contribution pursuant to this Agreement and, unless in the reasonable judgment of such indemnified party a conflict of interest may exist between such indemnified party and the indemnifying party with respect to such claim, permit the indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to such indemnified party. If the indemnifying party is not entitled to, or elects not to, assume the defense of a claim, it will not be obligated to pay the reasonable fees and expenses of more than one counsel with respect to such claim, unless in the reasonable judgment of counsel to such indemnified party, expressed in a writing delivered to the indemnifying party, a conflict of interest may exist between such indemnified party and any other indemnified party with respect to such claim, in which event the indemnifying party will be obligated to pay the reasonable fees and expenses of such additional counsel or counsels (which will be limited to one counsel per indemnified party). The indemnifying party will not be subject to any liability for any settlement made without its consent, which consent will not be unreasonably withheld.

          (d)    Contribution.
                 ------------

               (i) If the indemnification provided for in this Section 6 from the indemnifying party is unavailable to an indemnified party for any losses, claims, damages, liabilities or expenses referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, will contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations; provided, however, that in no event will the liability of any of the Investors for contribution under this Section 6(d) exceed the proceeds received by such Investor from the sale of Registrable Securities under the applicable Registration Statement. The relative fault of such indemnifying party and indemnified parties will be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities and expenses referred to above will be deemed to include, subject to the limitations set forth in Section 6(c) hereof, any legal or other fees or expenses reasonably incurred by such indemnified party in connection with any investigation or proceeding.

               (iii) The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. No party guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any party who was not guilty of such fraudulent misrepresentation.

               (iii) If indemnification is available under this Section 6, the indemnifying parties will indemnify each indemnified party to the full extent provided in Section 6(a) and Section 6(b) hereof without regard to the relative fault of said indemnifying party or indemnified party or any other equitable consideration provided for in this Section 6(d).

     7.     Miscellaneous.
            -------------

            (a)    No Inconsistent Agreements.  The Company will not hereafter
                   --------------------------
enter into any agreement with respect to any of its securities that contains provisions more favorable to the holders thereof than the provisions contained in this Agreement without providing for the granting of comparable rights to the Investor in this Agreement or that contains provisions that conflict with the provisions hereof.

            (b)    Amendments and Waivers.  Except as otherwise provided herein,
                   ----------------------
the provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company will have obtained the prior written consent of (i) the Majority Registrable Investors and (ii) each Investor materially and adversely affected by such amendment, modification, supplement, waiver or departure.

            (c)    Notices.  All notices and other communications required or
                   -------
permitted under to this Agreement must be in writing and will be deemed given if sent by personal delivery, faxed with electronic confirmation of delivery, or if sent by a nationally-recognized overnight courier or registered or certified mail (return receipt requested), postage prepaid, to the parties at the following addresses (or at such other address for a party as will be specified by like notice):

                         (i)    if to an Investor of Registrable Securities, at
the address indicated on the Company's registrar maintained by the Company's transfer agent, relating to such securities or at such other address as such Investor may have furnished to the Company in writing; and

                         (ii)   if to the Company, at:

                                Strategic Solutions Group, Inc.
                                1598 Whitehall Road
                                Suite E
                                Annapolis, MD 21401
                                Telephone: (410) 757-2728
                                Fax: (410) 757-5094


                                with a copy to:

                                Powell, Goldstein, Frazer & Murphy LLP
                                1001 Pennsylvania Avenue, N.W.
                                Washington, D.C. 20004
                                Attention: Joseph M. Berl, Esquire
                                Telephone Number: (202) 347-0066
                                Fax Number: (202) 624-7222

            (d)    Headings.  The headings contained in this Agreement are for
                   --------
convenience purposes only and will not affect in any way the meaning or interpretation of this Agreement.

            (e)    Governing Law.  This Agreement will be governed by and
                   -------------
construed in accordance with the laws of the State of Delaware applicable to contracts made and to be performed therein.

            (f)    Counterparts.  This Agreement may be executed in one or more
                   ------------
counterparts, all of which will be considered one and the same agreement and will become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

            (g)    Fax Execution. This Agreement may be executed by delivery of
                   -------------
executed signature pages by fax and such fax execution will be effective for all purposes.

            (h)    Severability; Successors and Assigns.  If one or more of the
                   ------------------------------------
provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect, for any reason, the validity, legality and enforceability of the remaining provisions contained herein will not be in any way affected or impaired thereby, and the provision held to be invalid, illegal or unenforceable will be reformed to the minimum extent necessary, and in a manner as consistent with the purposes thereof as is practicable, so as to render it valid, legal and enforceable, it being intended that all of the rights and privileges of the Investor hereunder will be enforceable to the fullest extent permitted by law. This Agreement will inure to, and be binding upon, the successors and assigns of the parties hereto.

            (i)    Agreement.  This Agreement, together with the Subscription
                   ---------
Agreement, the Debenture, and the Letter of even date herewith are intended by the Company and the Investor to be a final expression of the parties agreement and are intended to be a complete and exclusive statement of the agreement and understanding of the Company and the Investor in respect of the subject matter contained herein and therein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein. This Agreement supersedes all prior agreements and understandings among the Company and any Investor with respect to the subject matter hereof.

     IN WITNESS WHEREOF, this Registration Rights Agreement is executed as of the date first above noted.

                                   STRATEGIC SOLUTIONS GROUP, INC.,
                                   A Delaware Corporation

                                   By:  /s/ Ernest Wagner
                                        ----------------------------------------
                                        Ernest Wagner
                                        President

                                   INVESTOR:


                                   /s/ Thomas Stone
                                   ---------------------------------------------
                                   THOMAS STONE